Wireless Telecom Group

Enabling the development, testing and deployment of wireless technologies for a connected world



NYSE American: WTT

Q4 2020 Investor Presentation

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, such forward-looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words. Forward-looking statements include, among others, goals of organic annual 10+% revenue growth, 50+% gross margins, and Adjusted EBITDA margins of 15% by 2024. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results, including, among others, the impact of the ongoing coronavirus outbreak on customer orders, supply chain and the Company's operations and financial condition and liquidity; the ability of management to successfully implement the Company's business plan and strategy; the loss of any significant customers of the Company; management's ability to integrate any acquired business successfully; product demand and development of competitive technologies in the Company's market sector; the impact of competitive products and pricing; and other risks and uncertainties set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2020. These forward-looking statements speak only as of the date of this presentation and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, as except as required by law.

Meet Wireless Telecom Group

Wireless Telecom Group

We are leading providers of specialized solutions for the development, testing, and deployment of wireless communications and connectivity



Providing Specialty Products, Software, and Services to Global Customers

Our specialized products are used by large, global telecommunications, military, government, technology, and defense customers.



Supporting Niche Segments of Large, Growing Markets

Our markets are supported by long-term secular trends including the development and deployment of 5G technologies, as well as increased investments in network densification, private networks, and satellite communications.



5G

Transforming the Business, Investing in long-term Growth Platforms and Strategy

Over the past five years, we have completed 2 successful acquisitions and increased our R&D investments aligned to 5G, creating a growth-oriented strategy, and diversifying our revenues

Year-end backlog up 117% YoY, with growing mix of software and services

Executing Growth Strategy: 2021 is Believed to be an Inflection Year

We ended 2020 with a growing backlog and a strong book-to-bill ratio, despite macro uncertainties and significant spending cuts by North American service providers in 2020.

Providing Solutions Across the Lifecycle of Wireless Connectivity

Wireless Telecom Group




Channel Sync
RF Out
Boonton
PMX40
RF Power Meter



RF Components

Microlab

Specialized components and integrated solutions enabling wireless network densification and reliable inbuilding coverage.

Applications include:
Wireless RF conditioning and distribution, GPS repeater-splitting solutions, Small cell deployments, Spectrum deployment and Public Safety communication monitoring.

Test & Measurement

Boonton, Noisecom, Holzworth

Specialized devices and instruments for design and test of satellite, military, and commercial wireless systems.

Applications include:
Defense, Aviation, Secure Communications, Signal Intelligence, Satellite Communications, and Quantum Computing.

Radio, Baseband, Software

CommAgility

Providing award-winning, world-leading software that enable 4G and 5G private network solutions, and hardware that enable digital signal processing for 4G and 5G solutions.

Applications include:
Industrial IoT, Secure cellular wireless networks, Specialized small cell developers, and Satellite Communications.

Platform Created to Expand Product Lines Organically and Through Proven M&A Strategy

Wireless Telecom Group

2016 - 2017

Platform, strategy, and technology initiatives created
+
Current management team assembled
+
CommAgility acquisition

2018 - 2020

Holzworth acquisition
+
NXP partnership
+
Enhanced GTM & sales strategy
+
Added Chief Revenue Officer

2021+

Grow RBS
+
Global expansion
+
Develop New products
+
Pursue Additional M&A Opportunities

2016 Sales



36%
$31m
64%

2020 Sales



9%
42%
$42m
49%

Test & Measurement | RF Components | Radio, baseband, software

Long-Standing Customer Relationships

Key Market Differentiators

- Decades of experience across the lifecycle of wireless development and deployment
- Strong position in compelling growth markets
- History of specialized product, software, and service development
- Deep and growing engagement with world-class customer base
- Specialized solutions enabling us to compete in niche markets overlooked by competitors

Serving Large, Top-Tier Global Customers

Carriers and OEMs	Govt., Military, & Defense	Service & Equipment Cos.

2020 Sales Mix by Geography



10%
15%
$42m
75%
Americas
EMEA
APAC

Leading industry position and strong customer relationships supports high barriers to entry

Targeting Compelling and Growing Niche Markets

Wireless Telecom Group

Operating in compelling, niche markets that are estimated to grow at a blended CAGR of ~10%

Leadership position in legacy RF Components and Test & Measurement Markets

New Private Network market is nearly 2x the size of our legacy markets and is growing over 3x as fast

2020 Total Addressable Market[1]

(in millions)



$250
$450
$750
$1,450
RF Components
Test & Measurement
Private Network
Total TAM

2025 Estimated Total Addressable Market[1]

(in millions)



$304
$574
$1,509
$2,387
RF Components
Test & Measurement
Private Network
Total TAM

(1) Management estimates

Increasing Wireless Connectivity and "Smart Everything" Supports Secular Growth Trends

Wireless Telecom Group

Network Densification	5G Deployment	Private Networks	Government, Military Spending	Satellite Investment

Large, global, and multi-year investment cycle required to support rapidly growing and emerging technologies

Consumer Demands	Industrial IOT	Automation	Digitization	Defense	Connectivity
					

We are in the beginning stages of a significant 5G investment cycle that we believe will be larger and longer than the 10-year 4G cycle

Defined Growth Strategy

Wireless Telecom Group

Strategies and Tactics

Leverage technology leadership, product innovation, and wireless expertise

Expand market share and increase total addressable market

Develop strategic customers and products

Execute high performing sales culture globally

Increase high margin software and services revenue

Business Goals

Drive annual **10+%** organic revenue growth

Produce **50+%** gross margins

Achieve Adjusted EBITDA margins* of **15%** by 2024

*Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Revenue. See definition of Adjusted EBITDA on page 22.

2021 Inflection Point for Wireless Telecom

Wireless Telecom Group


12 Month Backlog (in millions)
$4.5
$4.9
$6.2
$6.1
$8.3
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020

Software and services as a percent of our Q4 2020 backlog was 17% compared to 6% in Q4 2019, as we successfully accelerate our 4G/5G higher margin software sales


Book-to-Bill
0.6
1.1
1.1
1.0
1.3
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020

Our markets are showing signs of improvements, and we are experiencing higher spending from key customers within the semiconductor, satellite, and military and defense sectors

We except to benefit from improved demand generation and cross-selling into existing customers and channels, as well as faster new customer acquisition

RBS / CommAgility Growth Opportunity

Wireless Telecom Group

Innovation and Disruption Driving Market Opportunity

- CommAgility's software and hardware are positioned to provide the building blocks for 5G technology deployment and new 5G applications
- The legacy ecosystem of locked-in network equipment providers is beginning to be replaced by an open standard ecosystem that fosters innovation and new 5G applications
- CommAgility is just beginning to reflect anticipated bookings traction
- CommAgility is part of NXP Semiconductors ecosystem of 5G partners, and the two companies are collaborating on 5G hardware and software development

Accelerating CommAgility Bookings Growth ($ in thousands)



$5,000
$4,000
$3,000
$2,000
$1,000
$-
Q120
Q220
Q320
Q420
Software
Hardware

Bookings by Applications



6%
10%
9%
17%
43%
15%
5G Small Cell
Wireless Test
Satellite Communications
Air-to-Ground Communications
Customized Networks
Private Networks

As a specialist in LTE and 5G software and hardware, CommAgility is helping support the transformation underway in the wireless ecosystem

Financial KPIs

Wireless Telecom Group

Overview

- 2020 results were impacted by reduced orders from large customer, and lower demand due to the COVID-19 pandemic's impact on WTT's end markets
- 2020 revenue and gross margin benefitted from the successful February 2020 Holzworth acquisition
- Gross margin has benefited from improvements in cost structure and more sales of higher margin products
- Proven financial model generates cash throughout various cycles and model is highly leverageable as revenue grows

Revenue by Product Group (in $ Millions)



$60.0
$45.0
$30.0
$15.0
$-
2016
2017
2018
2019
2020
RBS
T&M
RFC

Strong YoY Growth in Gross Margin



56.0%
52.0%
48.0%
44.0%
40.0%
36.0%
Q1
Q2
Q3
Q4
2019
2020

Adjusted EBITDA (in $ Millions)



$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2016
2017
2018
2019
2020
Adj. EBITDA
Adj. EBITDA Margin

Refer to reconciliation on slide 22

Balance Sheet and Capital Management

Wireless Telecom Group

Overview

- History of positive operating cash flow
- Asset light business model does not require significant investments in fixed assets
- Investment priorities have been on research and development initiatives and acquisition strategy
- Management focused on reducing debt and strengthening balance sheet

Investments in Capital Expenditures ($ in millions)



$1.0
$0.8
$0.6
$0.4
$0.2
$-
2016
2017
2018
2019
2020

Operating Cash Flow ($ in millions)



$5.0
$4.0
$3.0
$2.0
$1.0
$-
2016
2017
2018
2019
2020

Working Capital ($ in millions)



$25.0
$20.0
$15.0
$10.0
$5.0
$-
80%
60%
40%
20%
0%
2016
2017
2018
2019
2020
Working Capital
% of Sales

Wireless Telecom Group

Legacy of providing specialized solutions to communications and connectivity developers

Growth opportunities supported by secular market trends and large investment cycle

Wireless Telecom is Committed to Creating Long-Term Value for Shareholders

2021 expected to be an inflection year as established business model takes advantage of market trends

Asset-light financial model and compelling incremental margins

Wireless Telecom Group

Appendix



Brand Overview – Boonton

- Boonton is a leader in high performance RF and microwave test equipment.
- Boonton products enable a wide range of radio frequency power measurements and signal analysis for radio frequency product design, production, maintenance and testing.
- Boonton products measure and analyze the performance of radio frequency and microwave systems
- Certain power meter products are designed for measuring signals based on wideband modulation formats, allowing a variety of measurements to be made, including maximum power, peak power, average power and minimum power.

Applications

- Radar measurement
- Electronic warfare
- Aviation control systems
- Weather monitoring systems
- Flight readiness

Customers

Northrop Grumman

Broadcom

Viasat

Raytheon

Lockheed Martin

Product Highlights

RF Power Meters



The Boonton Model 4500C is the instrument of choice for capturing, displaying, analyzing and characterizing microwave and RF power in both the time and statistical domains.

RF Power Sensors



Peak power sensors with Boonton's Real-Time Power ProcessingTM deliver 100,000 measurements per second, no gaps in signal acquisition and zero measurement latency.

Analyzers



Precision modulation and audio analysis in a single, easy-to-operate package. Measures AM, FM, PM, carrier and audio frequencies, SINAD, distortion and carrier level.

Brand Overview – CommAgility

- Acquired in February 2017
- CommAgility develops the software which enables private network deployments including the LTE physical layer and stack software, for 4G and emerging 5G mobile network and related applications.
- CommAgility also develops embedded signal processing and radio frequency modules which enable 4G and 5G mobile network solutions and related applications.
- CommAgility provides compact, powerful and reliable products for integration into high performance test equipment, specialized radio and intelligence systems, satellite systems and R&D demonstrators.

Applications

- Specialized small cell development
- Satellite communications
- Secure cellular wireless networks
- Private network applications
- Automation
- Industrial IoT

Customers

Aricent
ALTRAN GROUP
LOCKHEED MARTIN
INTELSAT
VIAVI
EUCAST

Product Highlights

5G New Radio Solutions



5G New Radio is the 3GPP's response to the commercial challenges of enhanced Mobile Broadband GBpS bandwidths, ultrareliable and low-latency communications

Software



Our software solutions are designed with the future in mind, and adherence to 3GPP standards is the foundation of our products.

Hardware



Standalone baseband processing and RF module with two integrated RF transceiver channels. It can be used as a complete baseband and RF small cell solution.

Systems



The LTE Reference UE is a pre-integrated system, including both hardware and 3GPP Rel. 10 LTE software. This flexible system is ideal for eNodeB and network testing, particularly in non-standard frequency bands.

Brand Overview – Holzworth

- Acquired in February 2020
- Holzworth designs and manufactures specialty phase noise analyzers and signal generators used by government labs, the semiconductor industry, and network equipment providers, among others, in research and automated test environments.
- Holzworth signal generators are optimized for ultra-low phase noise performance, spectral purity and fast switching speeds and their phase noise analyzers are of the same innovative design philosophy, optimized for measurement speed, z540 traceable accuracy and high reliability while measuring to noise floors at the theoretical limit.

Applications

- Quantum computing
- Semiconductor automated test environment ("ATE")
- Space programs
- Research and development
- Manufacturing

Customers

Northrop Grumman

Broadcom

Los Alamos National Laboratory

IBM

Texas Instruments

Product Highlights

RF Synthesizers



The HSX Series are broadband frequency sources exhibit industry leading phase noise and spectral purity performance coupled with a highly accurate dynamic range

Phase Noise Analyzers



The HA7062C Real Time Phase Noise Analyzer is the industry leader with respect to proven accuracy, high reliability, automation and flexibility.

RF Synthesizer Modules



The Holzworth HSM Series RF Synthesizers are microwave CW sources that are architected on a non-PLL based platform.

Brand Overview – Microlab

- Microlab products have been used in wireless infrastructure since the beginning of the industry.
- Microlab designs and manufactures a wide selection of RF components and integrated subsystems for signal conditioning and distribution in the wireless infrastructure markets as well as for use in medical devices.
- Microlab products are used in small cell deployments, distributed antenna systems, in-building wireless solutions and cellular base-stations. Microlab components possess unique capabilities in the area of broadband frequency coverage, minimal loss and low passive intermodulation ("PIM").

Applications

- RF conditioning
- In-building wireless densification
- Stadium wireless networks
- Transit wireless networks
- Campus wireless networks
- Integrated RF conditioning

Customers

at&t, verizon, T-Mobile, Crown Castle, ExteNet Systems, Motorola, Anixter, tessco

Product Highlights

Passives



Quadraplexer filter has been designed using passive, proprietary techniques which minimizes cost and size.

Custom Solutions



Microlab's MCC Series POI is a Passive Modular Carrier Combiner for Neutral Host Small Cell and D-RAN Architectures.

Active Solutions



Microlab's digital GPS repeater system can be used for cellular communications UTC synchronization for locations where the GPS signals are not readily available.

5G & UWB



The CC-6xxE series of Directional Couplers are designed to cover from 617 to 5925 MHz. Units couple off a defined fraction of signal with minimal reflections or loss.

Brand Overview – Noisecom

- Noisecom is a leader in radio frequency and microwave noise sources for signal jamming, system impairment, reference level comparison and calibration, receiver robustness testing, and jitter injection due to our product quality and product design flexibility.
- Noisecom designs and produces noise generation instruments, calibrated noise sources, noise modules and diodes.
- Noisecom noise products are used to provide wide band interference and test signals for sophisticated commercial communication and defense applications, and as a stable reference standard for advanced systems found in radar applications and satellite communications.

Product Highlights

Instruments



JV9000 Series: Adjustable Vcc Noise Generator for PSRR Analysis

Components



NC100/200/300/400 Series Chips and Diodes

Applications

- Electronic warfare
- Signal jamming
- Directed energy weapon systems
- Calibration and test

Customers

NORTHROP GRUMMAN

BROADCOM

HUGHES

Calibrated Sources



NC5000A Series 18 GH to 110 GHz

Explanation of Use of Non-GAAP Measures

Wireless Telecom Group

Wireless Telecom Group, (the "Company"), reports its financial results in accordance with generally accepted accounting principles ("GAAP"). Management believes, however, that certain non-GAAP financial measures used in managing the Company's business may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein constitutes non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. These measures do not serve as a substitute and should not be construed as a substitute for GAAP performance, but provide supplemental information concerning our performance that our investors and we find useful.

The Company defines EBITDA as its net earnings before interest, taxes, depreciation and amortization. "Adjusted EBITDA" is EBITDA excluding our stock compensation expense, restructuring charges, acquisition expenses, integration expenses, unrealized and realized foreign exchange gains and losses, purchase accounting adjustments, non-recurring legal fees associated with the Harris arbitration, goodwill impairment charges, loss and gain on change in the fair value of contingent consideration and other non-recurring costs and expenses and includes cash received in 2018 related to revenue that would have been recognized in 2018 but for the adoption of ASU 606.

The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. The Company does not provide a forward-looking reconciliation of expected Adjusted EBITDA Margin because the amount and significance of special items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful.

The Company views Adjusted EBITDA and Adjusted EBITDA margin as important indicators of performance, consistent with the manner in which management measures and forecasts the Company's performance. We believe Adjusted EBITDA margin is an important performance metrics because it facilitates the analysis of our results, exclusive of certain non-recurring items, including items which do not directly correlate to our business operations. We believe that making this information available to investors enables them to view our performance the way that we view our performance and thereby gain a meaningful understanding of one of our core operating results, in general, and from period to period.

2016 to 2020 Adjusted EBITDA Reconciliation

($ in thousands)

Wireless Telecom Group

Reconciliation of Net Income/(Loss) to Non-GAAP EBITDA and Non-GAAP Adjusted EBITDA:	Twelve Mos. Ended December 31	Twelve Mos. Ended December 31			
	2020	2019	2018	2017	2016
GAAP Net Income/(Loss), as reported	**$ (8,088)**	$(414)	$ 35	$ (4,493)	$ (1,832)
Tax Provision/(Benefit)	**(809)**	(1,372)	48	1,247	(352)
Depreciation and Amortization Expense	**2,238**	2,151	2,305	1,747	636
Interest Expense	**968**	305	575	296	-
Non-GAAP EBITDA	**(5,691)**	**670**	**2,963**	**(1,203)**	**(1,548)**
Stock Compensation Expense	**474**	584	702	536	699
ASC 606 Adjustment	-	-	345	-	-
Merger and Acquisition Expenses	**243**	845	-	1,290	1,208
Integration Expenses	-	-	60	386	-
Inventory Impairment	-	-	-	1,930	-
Inventory Recovery	**(32)**	(20)	(28)	(25)	-
FX (Gain)/Loss	**(64)**	29	104	32	-
US GAAP Purchase Accounting	**664**	-	105	71	-
Change in Fair Value of Contingent Consideration	**1,073**	-	578	(253)	-
Goodwill Impairment	**4,742**	-	-	-	-
Write-off of Deferred S-3 Costs	**255**	-	-	-	-
Restructuring Charges and Other Non-Recurring Costs	**122**	250	-	881	51
Insurance Settlement Gain	-		-	-	(410)
Non-Recurring Arbitration Legal Costs	**23**	117			
Non-GAAP Adjusted EBITDA	**$ 1,809**	**$ 2,475**	**$ 4,829**	**$ 3,645**	**$ 0**
Adjusted EBITDA Margin (% of revenue)	**4.3%**	**5.0%**	**9.1%**	**7.9%**	**0%**